As filed with the Securities and Exchange Commission on June 27, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

            Simon D. Collier, President & Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                    Date of fiscal year end: October 31, 2006

           Date of reporting period: November 1, 2005 - April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

                   [LOGO]
                DOVER
                THE CORPORATE RESPONSIBILITY
                FUNDS

SEMI-ANNUAL REPORT
(UNAUDITED)
APRIL 30, 2006


DOVER
RESPONSIBILITY
FUND

                               TABLE OF CONTENTS


                    A Message to Our Shareholders......  1

                    Performance Chart and Analysis.....  3

                    Schedule of Investments............  4

                    Statement of Assets and Liabilities  6

                    Statement of Operations............  7

                    Statements of Changes in Net Assets  8

                    Financial Highlights...............  9

                    Notes to Financial Statements...... 11

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2006
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Our focus on investing in responsible and philanthropic companies in the United States continues to lead us to those with high cash flows, strong balance sheets, and meaningful corporate philanthropy. This approach has served us well since Dover Responsibility Fund's (the "Fund) inception on May 5, 2005. As of April 30, 2006, the Fund's Institutional shares total return since inception was 10.80%. This compares to benchmark returns from the Dow Jones Industrials Average and S&P 500 Index of 12.52% and 13.84%, respectively*. Our performance has been positive for the six-month period since the annual report, as the Fund's total return is 9.16% through April 30. This compares to benchmark total returns of 10.24% and 9.64% for the Dow Jones Industrials Average and S&P 500 Index, respectively. On balance, companies with high free cash flow and meaningful corporate philanthropy tend to have characteristics of larger market capitalization, a stable business model, and relatively lower debt ratios than their peers; in essence, we believe these companies are of a higher quality.

In our last letter, we focused on the contribution of the Energy Sector to overall market returns. Our views on the Energy market remain the same: we think the stock market can best be characterized as a one-decision market for the past year. And that decision for investors was to buy energy stocks. Since the Fund's inception, the S&P Energy Sector has appreciated more than 31%, which is almost double the return of the next best sector, Materials. We think this lopsided market, where energy stocks continue to leave their peers far behind has created opportunities to invest in responsible companies that offer attractive characteristics. To that end, we continue to put new Fund cash inflows to work in companies our research indicates are strong cash flow generators as well as highly philanthropic. Over the long term, we believe these are the kinds of companies that will outperform. Since the beginning of the year, we have made changes to the portfolio by selling sixteen stocks that no longer met our criteria and by purchasing thirty companies our research indicated had strong free cash flow and were highly philanthropic. Examples of stocks we sold include: AON Corp., Amgen, Boston Scientific, Gannett, Lincoln National, and RadioShack. Examples of companies we purchased include: Allstate Corp., Eastman Chemical Co., Office Depot, Inc. and Tellabs, Inc.

Since the beginning of the year, the top five stocks that made positive return contributions to the portfolio were: Exxon Mobil Corp., Cisco Systems, Inc., Schlumberger, JPMorgan Chase & Co. and Goldman Sachs Group, Inc. The five stocks that detracted the most from performance were: Intel Corp., UnitedHealth Group, Inc. Microsoft Corp., Bausch & Lomb, Inc. and Medtronic, Inc. We continue to believe these companies demonstrate high corporate responsibility and generate free cash flow. As such, your portfolio still holds these stocks.

------------------
* The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. For a description of the S&P 500 Index refer to page 3.

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2006
--------------------------------------------------------------------------------


MARKET REVIEW AND OUTLOOK

In our last market update, our discussion pointed to a high likelihood that the new Federal Reserve Board Chairman would want to earn his stripes by keeping inflation well contained. In this regard, we thought short rates would rise sharply (they did) and that the yield curve would invert (it did), but that corporate profits would remain strong, all of which would create a positive environment for equity investing. Looking ahead, we remain convinced that a positive outlook for the U.S. economy requires moderating energy prices and strong corporate profits.

On the energy front, the lack of excess capacity in certain parts of the energy value chain continues to put upward pressure on gasoline and heating oil prices, two necessary items for most consumers. As a result, we expect refinery shortages to keep gasoline prices high, which will naturally slow personal consumption. On the supply side, recent troubles in many of the world's oil and gas producing regions have kept the price of oil and natural gas high. Barring a dramatic slowdown in global economic growth, we think gasoline prices will remain above $2.25 per gallon and that natural gas prices are positioned to remain strong throughout the year, although they are likely to be lower than our prior view of $10 per million BTUs. Nonetheless, higher interest rates and energy prices act as natural brakes on consumption, and we continue to expect a clear slowing in consumer spending growth through the rest of 2006.

Despite these concerns, we do not see a recession on the horizon for the United States over the next twelve months. Rather we see the fears of runaway energy prices and the potential for inflation rear up as the key headlines to watch for during the remainder of 2006. In this environment, we think the Fund is currently well-positioned to weather the "headline" risks with our current holdings. We think this situation will create opportunities to invest in financially sound companies which demonstrate transparency, accountability, and assume a preeminent position in the community, and we remain focused on finding, researching and investing in these companies.

As always, we sincerely appreciate your support in our investment endeavors.

Christopher J. Wolfe, CFA
Portfolio Manager
Dover Responsibility Fund

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF APRIL 30, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

DOVER RESPONSIBILITY FUND
PERFORMANCE CHART AND ANALYSIS
APRIL 30, 2006
--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Dover Responsibility Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   Total Return as of 4/30/06                       Since Inception 05/05/05
   --------------------------                       ------------------------
   Dover Responsibility Fund - Institutional Shares          10.80%
   S&P 500 Index                                             13.84%

Total Return as of 4/30/06                             Since Inception 06/06/05
--------------------------                             ------------------------
Dover Responsibility Fund - A Shares (w/sales charge)*           3.58%
S&P 500 Index                                                   11.25%

                                    [CHART]
                                                                                                [CHART]
                    Dover Responsibility
                 Fund - Institutional Shares  S&P 500 Index                   Dover Responsibility
                ----------------------------  -------------                   Fund - A Shares            S&P 500 Index
   5/5/2005               $10,000               $10,000                    --------------------          -------------
  5/31/2005                10,120                10,177       6/6/2005           $ 9,550                   $10,000
  6/30/2005                10,060                10,191      6/30/2005             9,456                     9,960
  7/31/2005                10,380                10,570      7/31/2005             9,747                    10,330
  8/31/2005                10,270                10,474      8/31/2005             9,635                    10,236
  9/30/2005                10,290                10,559      9/30/2005             9,644                    10,319
 10/31/2005                10,150                10,383     10/31/2005             9,503                    10,147
 11/30/2005                10,490                10,775     11/30/2005             9,823                    10,531
 12/31/2005                10,498                10,779     12/31/2005             9,823                    10,534
  1/31/2006                10,719                11,065      1/31/2006            10,020                    10,813
  2/28/2006                10,809                11,095      2/28/2006            10,105                    10,843
  3/31/2006                10,889                11,233      3/31/2006            10,180                    10,978
  4/30/2006                11,079                11,384      4/30/2006            10,358                    11,125


* Performance for Class A Shares reflects the deduction of the maximum 4.50% front-end sales charge.

DOVER RESPONSIBILITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
            ------ ------------------------------------- ----------
            COMMON STOCK 99.2%

            CONSUMER DISCRETIONARY 15.2%
              404  Brunswick Corp.                       $   15,845
            1,127  Comcast Corp., Class A+                   34,881
              420  Costco Wholesale Corp.                    22,861
              755  CVS Corp.                                 22,439
              420  Darden Restaurants, Inc.                  16,632
              444  Dow Jones & Co., Inc.                     16,415
              277  Federated Department Stores, Inc.         21,564
            1,019  Gap, Inc.                                 18,434
              823  Hasbro, Inc.                              16,221
              470  Lowe's Cos., Inc.                         29,634
              701  Limited Brands                            17,974
              255  Marriott International, Inc., Class A     18,633
              385  McGraw-Hill Cos, Inc.                     21,429
              665  New York Times Co., Class A               16,485
              243  Nike, Inc., Class B                       19,887
              459  Office Depot, Inc.+                       18,626
              638  Starbucks Corp.+                          23,778
              543  Target Corp.                              28,833
              478  Tiffany & Co.                             16,677
              625  Tribune Co.                               18,019
            1,065  Wal-Mart Stores, Inc.                     47,957
            1,113  Walt Disney Co.                           31,119
              221  WW Grainger, Inc.                         16,999
              377  Yum! Brands, Inc.                         19,483
                                                         ----------
                                                            530,825
                                                         ----------

            CONSUMER STAPLES 9.9%
              622  Avon Products, Inc.                       20,283
              282  Clorox Co.                                18,099
              852  Coca-Cola Enterprises, Inc.               16,640
              831  ConAgra Foods, Inc.                       18,847
              415  General Mills, Inc.                       20,476
              480  HJ Heinz Co.                              19,925
              410  Kellogg Co.                               18,987
              395  Kimberly-Clark Corp.                      23,119
              260  Monsanto Co.                              21,684
              519  Pepsi Bottling Group, Inc.                16,660
              746  PepsiCo, Inc.                             43,447
            1,223  Procter & Gamble Co.                      71,191
              740  Safeway, Inc.                             18,596
            1,075  Sara Lee Corp.                            19,210
                                                         ----------
                                                            347,164
                                                         ----------

            ENERGY 8.1%
              904  Chevron Corp.                             55,162
              713  ConocoPhillips                            47,700
            2,025  Exxon Mobil Corp.                        127,737
              351  Halliburton Co.                           27,431
              420  Valero Energy Corp.                       27,191
                                                         ----------
                                                            285,221
                                                         ----------

                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ -------------------------------------- ----------
            FINANCIALS 17.9%
              462  Allstate Corp.                         $   26,098
              636  AmSouth Bancorp                            18,406
            1,667  Bank of America Corp.                      83,217
            1,783  Citigroup, Inc.                            89,061
              403  First Horizon National Corp.               17,095
              221  Goldman Sachs Group, Inc.                  35,424
              714  Huntington Bancshares, Inc.                17,243
            1,372  JPMorgan Chase & Co.                       62,261
              527  Mellon Financial Corp.                     19,831
              516  Metlife, Inc.                              26,884
              316  Moody's Corp.                              19,595
              550  Morgan Stanley                             35,365
              312  Northern Trust Corp.                       18,374
              303  PNC Financial Services Group, Inc.         21,655
              555  St. Paul Travelers Cos., Inc.              24,437
              335  State Street Corp.                         21,882
              218  T Rowe Price Group, Inc.                   18,353
              737  Wachovia Corp.                             44,109
              631  Washington Mutual, Inc.                    28,433
                                                          ----------
                                                             627,723
                                                          ----------

            HEALTH CARE 15.5%
              815  Abbott Laboratories                        34,833
              586  Aetna, Inc.                                22,561
              335  Bausch & Lomb, Inc.                        16,398
              595  Baxter International, Inc.                 22,432
              486  Biomet, Inc.                               18,069
            1,181  Bristol-Myers Squibb Co.                   29,974
              621  Eli Lilly & Co.                            32,863
              325  Genzyme Corp.+                             19,877
              443  Hospira, Inc.+                             17,078
            1,129  Johnson & Johnson                          66,171
              660  Medtronic, Inc.                            33,079
              223  Millipore Corp.+                           16,453
            2,769  Pfizer, Inc.                               70,139
            1,229  Schering-Plough Corp.                      23,744
              485  St. Jude Medical, Inc.+                    19,148
              720  UnitedHealth Group, Inc.                   35,813
              422  WellPoint, Inc.+                           29,962
              709  Wyeth                                      34,507
                                                          ----------
                                                             543,101
                                                          ----------

            INDUSTRIALS 9.8%
              400  3M Co.                                     34,172
              519  Bemis Co.                                  16,328
              153  Cummins, Inc.                              15,989
              248  Deere & Co.                                21,769
              243  Eaton Corp.                                18,626
              253  Fisher Scientific International, Inc.+     17,849
            3,485  General Electric Co.                      120,546
              308  Lockheed Martin Corp.                      23,377
              455  Molex, Inc.                                16,890

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

                                 SECURITY
                SHARES          DESCRIPTION            VALUE
                ------ ----------------------------- ----------
                  329  Northrop Grumman Corp.        $   22,010
                  317  Rockwell Collins, Inc.            18,132
                  207  Textron, Inc.                     18,620
                                                     ----------
                                                        344,308
                                                     ----------

                INFORMATION TECHNOLOGY 12.9%
                  563  Adobe Systems, Inc.+              22,070
                1,297  Applied Materials, Inc.           23,281
                2,528  Cisco Systems, Inc.+              52,962
                  710  Electronic Data Systems Corp.     19,227
                1,286  Hewlett-Packard Co.               41,756
                  640  IBM                               52,698
                2,468  Intel Corp.                       49,311
                3,172  Microsoft Corp.                   76,604
                1,920  Novell, Inc.+                     15,782
                2,128  Oracle Corp.+                     31,048
                1,050  Tellabs, Inc. +                   16,643
                  902  Texas Instruments, Inc.           31,308
                  648  Xilinx, Inc.                      17,930
                                                     ----------
                                                        450,620
                                                     ----------

                MATERIALS 5.0%
                  255  Ashland, Inc.                     16,784
                  652  Dow Chemical Co.                  26,478
                  306  Eastman Chemical Co.              16,631
                  456  Ecolab, Inc.                      17,237
                  566  International Paper Co.           20,574
                  571  MeadWestvaco Corp.                16,279
                  400  Newmont Mining Corp.              23,344
                  362  Temple-Inland, Inc.               16,811
                  288  Weyerhaeuser Co.                  20,295
                                                     ----------
                                                        174,433
                                                     ----------

                TELECOMMUNICATION SERVICES 1.2%
                1,311  Verizon Communications, Inc.      43,302
                                                     ----------

                UTILITIES 3.7%
                  430  Consolidated Edison, Inc.         18,542
                  399  Nicor, Inc.                       15,804
                  413  Pinnacle West Capital Corp.       16,561
                  435  Progress Energy, Inc.             18,618
                  407  Sempra Energy                     18,730
                  443  TXU Corp.                         21,986
                  944  Xcel Energy, Inc.                 17,785
                                                     ----------
                                                        128,026
                                                     ----------
                Total Common Stock (Cost $3,315,089)  3,474,723
                                                     ----------

                                   SECURITY
              PRINCIPAL           DESCRIPTION             VALUE
              ---------  ----------------------------- ----------
              SHORT-TERM INVESTMENTS 1.7%

              MONEY MARKET DEPOSIT ACCOUNT 1.7%
              $58,706    Citibank Money Market Deposit
                         Account (Cost $58,706)        $   58,706
                                                       ----------
              Total Investments - 100.9%
                         (Cost $3,373,795)*             3,533,429
              Other Assets & Liabilities, Net - (0.9%)    (30,768)
                                                       ----------
              NET ASSETS - 100.0%                      $3,502,661
                                                       ==========

             PORTFOLIO HOLDINGS
             % OF NET ASSETS
             Consumer Discretionary                           15.2%
             Consumer Staples                                  9.9%
             Energy                                            8.1%
             Financials                                       17.9%
             Health Care                                      15.5%
             Industrials                                       9.8%
             Information Technology                           12.9%
             Materials                                         5.0%
             Telecommunication Services                        1.2%
             Utilities                                         3.7%
             Short-Term Investments and Net Other Liabilities  0.8%

------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

              Gross Unrealized Appreciation              $237,117
              Gross Unrealized Depreciation               (77,483)
                                                         --------
              Net Unrealized Appreciation (Depreciation) $159,634
                                                         ========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2006
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $3,373,795)                                          $3,533,429
    Cash                                                                                          459
    Receivables:
       Investment securities sold                                                               4,775
       Interest and dividends                                                                   4,390
       From Adviser                                                                            61,094
    Deferred offering costs                                                                    10,164
    Prepaid expenses                                                                           12,189
                                                                                           ----------
Total Assets                                                                                3,626,500
                                                                                           ----------

LIABILITIES
    Payables:
       Investment securities purchased                                                         54,359
    Accrued Liabilities:
       Investment adviser fees                                                                  2,491
       Trustees' fees and expenses                                                                 27
       Compliance services fees                                                                 6,595
       Other expenses                                                                          60,367
                                                                                           ----------
Total Liabilities                                                                             123,839
                                                                                           ----------

NET ASSETS                                                                                 $3,502,661
                                                                                           ==========

COMPONENTS OF NET ASSETS
    Paid-in capital                                                                        $3,293,240
    Accumulated undistributed (distributions in excess of) net investment income               10,510
    Net realized gain (loss)                                                                   39,277
    Net unrealized appreciation (depreciation) of investments                                 159,634
                                                                                           ----------

NET ASSETS                                                                                 $3,502,661
                                                                                           ==========

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
    Institutional Shares                                                                      254,945
    A Shares                                                                                   62,314

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Institutional Shares (based on net assets of $2,816,111)                               $    11.05
                                                                                           ----------
    A Shares (based on net assets of $686,550)                                             $    11.02
                                                                                           ----------
    A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)  $    11.54
                                                                                           ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                                      $  30,531
    Interest income                                                            976
                                                                         ---------
Total Investment Income                                                     31,507
                                                                         ---------

EXPENSES
    Investment adviser fees                                                 13,564
    Administrator fees                                                      19,256
    Transfer agency fees
       Institutional Shares                                                 14,821
       A Shares                                                             12,717
    Distribution fees
       A Shares                                                                781
    Custodian fees                                                           8,335
    Accountant fees                                                         23,545
    Registration fees                                                       10,525
    Professional fees                                                       25,385
    Trustees' fees and expenses                                                 98
    Reporting fees                                                           9,586
    Amortization of offering costs                                          13,724
    Compliance services fees                                                15,802
    Miscellaneous expenses                                                   6,684
                                                                         ---------
Total Expenses                                                             174,823
    Fees waived or reimbursed                                             (157,610)
                                                                         ---------
Net Expenses                                                                17,213
                                                                         =========

NET INVESTMENT INCOME (LOSS)                                                14,294
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                                 43,693
    Net change in unrealized appreciation (depreciation) on investments    170,888
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     214,581
                                                                         ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $ 228,875
                                                                         =========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                SIX MONTHS     MAY 5, 2005
                                                                  ENDED          THROUGH
                                                              APRIL 30, 2006 OCTOBER 31, 2005
                                                              -------------- ----------------
OPERATIONS
    Net investment income (loss)                                $   14,294      $    3,194
    Net realized gain (loss) on investments                         43,693          (4,416)
    Net change in unrealized appreciation (depreciation) of
       investments                                                 170,888         (11,254)
                                                                ----------      ----------
Increase (Decrease) in Net Assets from Operations                  228,875         (12,476)
                                                                ----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income - Institutional Shares                    (6,978)              -
                                                                ----------      ----------

CAPITAL SHARE TRANSACTIONS
    Sale of shares
       Institutional Shares                                      1,384,848       1,323,721
       A Shares                                                     86,506         558,511
    Reinvestment of distributions
       Institutional Shares                                          6,978               -
    Redemption of shares
       Institutional Shares                                        (66,526)              -
       A Shares                                                       (490)           (311)
    Redemption Fees
       A Shares                                                          -               3
                                                                ----------      ----------
Increase (Decrease) from Capital Share Transactions              1,411,316       1,881,924
                                                                ----------      ----------
Increase (Decrease) in Net Assets                                1,633,213       1,869,448
                                                                ----------      ----------

NET ASSETS
    Beginning of Period                                          1,869,448               -
                                                                ----------      ----------
    End of Period (a)                                           $3,502,661      $1,869,448
                                                                ==========      ==========

SHARE TRANSACTIONS
    Sale of shares
       Institutional Shares                                        130,215         130,189
       A Shares                                                      8,185          54,206
    Reinvestment of distributions
       Institutional Shares                                            666               -
    Redemption of shares
       Institutional Shares                                         (6,125)              -
       A Shares                                                        (46)            (31)
                                                                ----------      ----------
Increase (Decrease) in Shares                                      132,895         184,364
                                                                ==========      ==========
------------------
(a)Accumulated undistributed (distributions in excess of) net
   investment income                                            $   10,510      $    3,194
                                                                ----------      ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                SIX MONTHS   MAY 5, 2005 (A)
                                                  ENDED          THROUGH
                                              APRIL 30, 2006 OCTOBER 31, 2005
                                              -------------- ----------------
  INSTITUTIONAL SHARES

  NET ASSET VALUE, BEGINNING OF YEAR              $10.15          $10.00
                                                  ------          ------

  INVESTMENT OPERATIONS
  Net investment income (loss) (b)                  0.05            0.04
  Net realized and unrealized gain (loss)           0.88            0.11(c)
                                                  ------          ------
  Total from Investment Operations                  0.93            0.15
                                                  ------          ------

  DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                            (0.03)
                                                  ------          ------

  NET ASSET VALUE, END OF YEAR                    $11.05          $10.15
                                                  ======          ======

  TOTAL RETURN (D)                                  9.16%           1.50%

  RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)     $2,816          $1,321
  Ratios to Average Net Assets (e):
      Net investment income (loss)                  0.99%           0.74%
      Net expenses                                  1.07%           1.25%
      Gross expenses (f)                           10.50%          23.94%

  PORTFOLIO TURNOVER RATE (D)                         23%             18%

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                SIX MONTHS   JUNE 6, 2005 (A)
                                                  ENDED          THROUGH
                                              APRIL 30, 2006 OCTOBER 31, 2005
                                              -------------- ----------------
  A SHARES

  NET ASSET VALUE, BEGINNING OF YEAR              $10.11          $10.16
                                                  ------          ------

  INVESTMENT OPERATIONS
  Net investment income (loss) (b)                  0.04               -(c)
  Net realized and unrealized gain (loss)           0.87           (0.05)
                                                  ------          ------
  Total from Investment Operations                  0.91           (0.05)
                                                  ------          ------

  REDEMPTION FEES (B)                                  -               -(c)
                                                  ------          ------

  NET ASSET VALUE, END OF YEAR                    $11.02          $10.11
                                                  ======          ======

  TOTAL RETURN (D) (E)                              9.00%          (0.49)%

  RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)     $  687          $  548
  Ratios to Average Net Assets (f):
      Net investment income (loss)                  0.72%           0.12%
      Net expenses                                  1.38%           1.75%
      Gross expenses (g)                           15.24%          34.67%

  PORTFOLIO TURNOVER RATE (D)                         23%             18%

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Total return excludes the effect of the applicable sales load.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Dover Responsibility Fund (the "Fund"). The Fund is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven investment portfolios.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, A Shares and C Shares. Institutional Shares commenced operations on May 5, 2005, and A Shares commenced operations on June 6, 2005. As of April 30, 2006, C Shares had not commenced operations.

The Fund seeks long-term capital appreciation.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles, generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable.

Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------


SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid annually. Distributions of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series and classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - The Fund charges a redemption fee of 1.00% of the net asset value of shares redeemed if the shares are owned less than 90 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund did not collect any redemption fees during the period ended April 30, 2006.

OFFERING COSTS - Offering costs for the Fund of $43,845 consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial prospectus. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Dover Corporate Responsibility Management LLC is the investment adviser (the "Adviser") to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.89% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. The certifying officers of the Trust are also principals of the Distributor. The Trust has adopted a Rule 12b-1 Plan under which the Fund pays the Distributor a fee of up to 0.25% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares for distribution services and the servicing of shareholder accounts. The Distributor may pay some or all of these fees to various financial institutions, including the Adviser, that provide distribution or shareholder services for A Shares and C Shares.

For the period ended April 30, 2006, the Distributor retained $271 of the front-end sales charges assessed on the sale of A Shares. For the period ended April 30, 2006, the Distributor did not receive any compensation from the contingent deferred sales charge on the sale of A Shares.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

Prior to March 1, 2006, the Adviser had contractually agreed to waive its fee and reimburse Fund expenses to the extent that total annual fund operating expenses of Institutional Shares and A Shares exceeded 1.25% and 1.75%, respectively. Effective March 1, 2006, the Adviser has contractually agreed to waive its fee and reimburse Fund expenses through March 1, 2007 to the extent that the total annual fund operating expenses of Institutional and A Shares exceed 0.75%. Citigroup and the Distributor has voluntarily agreed to waive a portion of their fees.

These voluntary waivers may be reduced or eliminated at any time. For the six months ended April 30, 2006, fees waived and expenses reimbursed were as follows:

                                                                     TOTAL
  TRANSFER                          COMPLIANCE      EXPENSES      FEES WAIVED
   AGENCY  ACCOUNTANT ADMINISTRATOR  SERVICES    REIMBURSED BY    AND EXPENSES
   WAIVED    WAIVED      WAIVED       WAIVED   INVESTMENT ADVISER  REIMBURSED
  -------- ---------- ------------- ---------- ------------------ ------------
   $3,014    $1,824      $5,780        $361         $146,631        $157,610

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------


Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through April 30, 2006.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $2,082,965 and $665,788, respectively, for the six months ended April 30, 2006.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of October 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

                    Undistributed Ordinary Income $  3,194
                    Unrealized Depreciation        (12,054)
                    Capital and Other Losses        (3,616)
                                                  --------
                    Total                         $(12,476)
                                                  ========

As of October 31, 2005, the Fund had a capital loss carryover to offset future capital gains of $3,616, expiring in 2013.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 368-3755 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 368-3755 and on the SEC's website www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption and exchange fees; and (2) ongoing costs, including management fees; distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------


The following example is based on $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                            BEGINNING         ENDING
                          ACCOUNT VALUE   ACCOUNT VALUE  EXPENSES PAID    ANNUALIZED
                         NOVEMBER 1, 2005 APRIL 30, 2006 DURING PERIOD* EXPENSE RATIO*
                         ---------------- -------------- -------------- --------------
INSTITUTIONAL SHARES
    Actual Return           $1,000.00       $1,091.57        $5.55           1.07%
    Hypothetical Return     $1,000.00       $1,019.49        $5.36           1.07%
A SHARES
    Actual Return           $1,000.00       $1,090.01        $7.15           1.38%
    Hypothetical Return     $1,000.00       $1,017.95        $6.90           1.38%

------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

NOTE 10. OTHER INFORMATION

On April 30, 2006, one shareholder held approximately 42% of the outstanding shares of Institutional shares. On the aforementioned date, one shareholder held approximately 88% of the outstanding shares of A shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

                           Dover Responsibility Fund

                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                1-888-DOVER-55
                               (1-888-368-3755)
                               WWW.DOVERLLC.COM

                              INVESTMENT ADVISER
                Dover Corporate Responsibility Management, LLC
                             140 Greenwich Avenue
                              Greenwich, CT 06830

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                       [LOGO]                    FOUNTAINHEAD SPECIAL
                    KING                         VALUE FUND
Semi-Annual Report
APRIL 30, 2006
(UNAUDITED)

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                    A Message to Our Shareholders...... 1

                    Performance Chart and Analysis..... 3

                    Schedule of Investments............ 4

                    Statement of Assets and Liabilities 5

                    Statement of Operations............ 6

                    Statements of Changes in Net Assets 7

                    Financial Highlights............... 8

                    Notes to Financial Statements...... 9

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2006
--------------------------------------------------------------------------------

For the six months ended April 30, 2006, the Fountainhead Special Value Fund ("Fund") turned in a solid performance, returning 15.17% versus 17.19% for the Russell 2500(TM) Index and 14.35% for the Russell Midcap(R) Index. For a long-term perspective, the Fund's 1-year, 5-year and since inception
(12/31/96) average annual returns were 27.74%, 1.77%, and 12.10% respectively, for the period ended April 30. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800.868.9535. SHARES HELD LESS THAN 180 DAYS WILL BE SUBJECT TO A 1.00% REDEMPTION FEE.)

Performance for the six-month period was driven primarily by our holdings in the healthcare and financial services industries. The strongest contributor to performance over the six-month period was our position in First Marblehead
(FMD)--a provider of student loan services to banks--which appreciated a stellar 62.6%. Also in the financial arena, Tower Group (TWGP)--an insurance company--rose an impressive 33.3%; Commerce Bancorp (CBH)--a rapidly growing bank in the Northeast--gained 32.4%; and Ameriprise Financial (AMP)--a provider of financial services--delivered a return of 31.8%. In the healthcare area, Cephalon (CEPH)--a small-cap biotech company--rose 65.5%. During the course of the six-month period, CEPH met our price target and was sold for a substantial gain.

On an absolute basis, the majority of the Fund's holdings performed well. Those which hindered our performance included Quanta Capital Holdings (QNTA), down 33.5%; Dendrite International (DRTE), down 29.2%; Syneron Medical (ELOS) down 28.0%; and Whittier Energy (WHIT), down 22.6%. We sold Quanta during the period because we believe that a change in fundamentals occurred at the Company. DRTE, ELOS, and WHIT were still held by the Fund as of April 30. Dendrite and Syneron are both very attractive investments at current price levels because both stocks were affected by events which we consider to be temporary in nature. The private-market value of both of these companies is substantially higher than where the stocks are currently trading. Although Whittier declined over the six-month period, it has appreciated nicely from its original purchase price of $6.00 per share.

We have often discussed our emphasis on private-market value, one of the three key buy criteria in our investment process. By utilizing the principle of buying stocks trading at a discount to their private-market value, we are essentially trying to value a company based on its cash flows--not solely on accounting data. This philosophy boils down to trying to buy a dollar for fifty cents. The disconnect between what a company is actually worth as a business and the value at which it is priced by the market exists primarily due to investors' obsession with focusing on the short-term and not looking at the long-term value of a company's cash flows. This phenomenon is in many ways even more prevalent today with the growing influence of hedge funds, many of which are short-term traders with a time horizon often measured in hours or days. It is this disconnect that has the potential to create very rewarding opportunities for long-term, patient investors.

The adherence to this discipline is one of the reasons for our success as an investment adviser over the last 25 years. One of the byproducts of buying stocks that are trading at a discount to their private-market value is that often these stocks will not remain inefficiently priced for substantial periods of time. An example over the last six months was our holding in Andrx (ADRX), a generic pharmaceutical company. ADRX was originally purchased in September 2005 because we believed that the stock was trading at a steep discount to its private-market value based on a sum-of-the-parts analysis. Although ADRX had some manufacturing issues with the Food and Drug Administration (FDA), ADRX possessed a gem in its drug distribution business; a division which was growing very rapidly. We believed that the distribution division alone was probably worth between $12 and $15 per share with another $5 per share in cash on the balance sheet;

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2006
--------------------------------------------------------------------------------

supporting a minimum valuation of at least $17 to $20 per share. In September we purchased shares for the Fund at an average cost of $14.97 per share, believing that ADRX's assets would be a strategic value to a larger generic and/or drug distribution company.

In March 2006, Watson Pharmaceuticals (WPI) announced that it had entered into an agreement to acquire ADRX for $25 per share in cash, representing 67% upside from where the stock was purchased just six months ago. We cite this particular investment because it underscores a driving force in the current marketplace. At this point in the economic cycle, a large number of domestic and foreign companies are flush with cash amounting to more than 35% of what they have historically had on hand. For the most part, balance sheets are very clean and many larger companies are seeking growth through acquisitions. In addition, with the dollar having declined in value versus other currencies, U.S. assets are looking more and more attractive to foreign entities attempting to either get a foothold or to expand their presence in the United States. For these reasons, we believe that it is possible to see more merger and acquisition activity for the Fund's holdings over the coming twelve to eighteen months.

To summarize, King Investment Advisors, Inc., the Adviser to the Fund, uses a differentiated investment style; one that focuses on private-market value and on buying stocks trading at a discount to their five-year projected earnings per share (EPS) growth rates. This approach causes us to differ from many traditional value managers and we believe has led us to uncover many "gems" over the course of our 25 years in business. We appreciate your continued support and welcome any questions.

Sincerely,                            Sincerely,

/s/ Roger E. King                     /s/ Leah R. Friday
Roger E. King, CFA                    Leah R. Friday, CFA
Chairman and President                Senior Vice President
King Investment Advisors, Inc.        King Investment Advisors, Inc.

THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE.

FOR A DESCRIPTION OF THE RUSSELL 2500 INDEX AND THE RUSSELL MIDCAP INDEX, REFER TO PAGE 3. PRIVATE-MARKET VALUE IS THE VALUE OF A COMPANY IF EACH OF ITS PARTS WERE INDEPENDENT, PUBLICLY TRADED ENTITIES. THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF APRIL 31, 2006, AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST THE SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
APRIL 30, 2006
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR FIVE YEAR SINCE INCEPTION (12/31/96)
                                 -------- --------- --------------------------
 Fountainhead Special Value Fund  27.74%    1.77%             12.10%
 Russell 2500 Index               30.35%   11.68%             11.63%
 Russell Midcap Index             26.42%   10.85%             12.32%

[CHART]

    Date       Fountainhead Special Value Fund     Russell 2500 Index    Russell Midcap Index
  12/31/1996                              10,000                 10,000                 10,000
   1/31/1997                              10,420                 10,276                 10,374
   2/28/1997                              10,830                 10,124                 10,358
   3/31/1997                              10,140                  9,665                  9,918
   4/30/1997                               9,860                  9,788                 10,165
   5/31/1997                              10,870                 10,689                 10,907
   6/30/1997                              11,560                 11,125                 11,263
   7/31/1997                              11,990                 11,777                 12,203
   8/31/1997                              11,860                 11,941                 12,071
   9/30/1997                              12,950                 12,722                 12,759
  10/31/1997                              13,370                 12,151                 12,263
  11/30/1997                              13,070                 12,205                 12,555
  12/31/1997                              13,665                 12,436                 12,901
   1/31/1998                              13,432                 12,246                 12,658
   2/28/1998                              14,756                 13,135                 13,647
   3/31/1998                              15,909                 13,711                 14,295
   4/30/1998                              16,475                 13,763                 14,330
   5/31/1998                              15,757                 13,124                 13,887
   6/30/1998                              16,232                 13,140                 14,079
   7/31/1998                              15,423                 12,237                 13,408
   8/31/1998                              11,977                  9,929                 11,263
   9/30/1998                              12,230                 10,634                 11,992
  10/31/1998                              12,745                 11,215                 12,810
  11/30/1998                              12,482                 11,771                 13,416
  12/31/1998                              13,180                 12,484                 14,203
   1/31/1999                              13,968                 12,462                 14,179
   2/28/1999                              14,241                 11,643                 13,707
   3/31/1999                              15,353                 11,893                 14,137
   4/30/1999                              16,535                 12,956                 15,181
   5/31/1999                              17,384                 13,158                 15,137
   6/30/1999                              18,668                 13,842                 15,671
   7/31/1999                              19,011                 13,570                 15,241
   8/31/1999                              18,931                 13,146                 14,846
   9/30/1999                              20,214                 12,950                 14,324
  10/31/1999                              23,105                 13,234                 15,003
  11/30/1999                              26,380                 13,981                 15,435
  12/31/1999                              30,753                 15,498                 16,793
   1/31/2000                              29,423                 15,141                 16,237
   2/29/2000                              30,879                 17,328                 17,485
   3/31/2000                              30,376                 17,063                 18,486
   4/30/2000                              27,548                 16,145                 17,611
   5/31/2000                              25,369                 15,371                 17,145
   6/30/2000                              27,485                 16,380                 17,652
   7/31/2000                              26,060                 15,963                 17,454
   8/31/2000                              27,893                 17,338                 19,127
   9/30/2000                              26,615                 16,774                 18,854
  10/31/2000                              28,501                 16,313                 18,563
  11/30/2000                              24,217                 14,878                 16,892
  12/31/2000                              25,921                 16,159                 18,178
   1/31/2001                              30,564                 16,690                 18,471
   2/28/2001                              27,661                 15,615                 17,346
   3/31/2001                              25,269                 14,759                 16,270
   4/30/2001                              26,586                 16,062                 17,662
   5/31/2001                              27,661                 16,545                 17,991
   6/30/2001                              27,891                 16,780                 17,821
   7/31/2001                              27,175                 16,180                 17,311
   8/31/2001                              24,822                 15,650                 16,646
   9/30/2001                              21,088                 13,625                 14,638
  10/31/2001                              21,267                 14,329                 15,218
  11/30/2001                              22,520                 15,488                 16,493
  12/31/2001                              23,850                 16,356                 17,156
   1/31/2002                              20,461                 16,153                 17,053
   2/28/2002                              18,313                 15,870                 16,872
   3/31/2002                              19,310                 16,968                 17,884
   4/30/2002                              17,967                 16,924                 17,537
   5/31/2002                              17,469                 16,429                 17,339
   6/30/2002                              15,269                 15,503                 16,176
   7/31/2002                              13,466                 13,653                 14,598
   8/31/2002                              13,901                 13,694                 14,678
   9/30/2002                              12,967                 12,609                 13,323
  10/31/2002                              13,466                 13,020                 13,997
  11/30/2002                              13,709                 14,083                 14,969
  12/31/2002                              13,338                 13,446                 14,379
   1/31/2003                              13,121                 13,088                 14,088
   2/28/2003                              12,954                 12,774                 13,902
   3/31/2003                              13,108                 12,896                 14,039
   4/30/2003                              14,451                 14,045                 15,058
   5/31/2003                              16,011                 15,426                 16,437
   6/30/2003                              16,867                 15,721                 16,603
   7/31/2003                              17,903                 16,566                 17,150
   8/31/2003                              17,980                 17,332                 17,895
   9/30/2003                              18,428                 17,097                 17,670
  10/31/2003                              19,400                 18,448                 19,019
  11/30/2003                              20,218                 19,142                 19,553
  12/31/2003                              21,394                 19,565                 20,139
   1/31/2004                              22,136                 20,278                 20,724
   2/29/2004                              22,724                 20,592                 21,170
   3/31/2004                              23,351                 20,716                 21,175
   4/30/2004                              22,891                 19,721                 20,397
   5/31/2004                              22,878                 20,123                 20,903
   6/30/2004                              22,162                 20,785                 21,482
   7/31/2004                              21,740                 19,576                 20,542
   8/31/2004                              22,136                 19,526                 20,631
   9/30/2004                              22,699                 20,262                 21,301
  10/31/2004                              22,405                 20,724                 21,888
  11/30/2004                              23,735                 22,272                 23,222
  12/31/2004                              24,758                 23,144                 24,211
   1/31/2005                              23,990                 22,366                 23,611
   2/28/2005                              23,760                 22,872                 24,341
   3/31/2005                              23,671                 22,417                 24,149
   4/30/2005                              22,724                 21,409                 23,380
   5/31/2005                              23,568                 22,704                 24,500
   6/30/2005                              25,256                 23,431                 25,159
   7/31/2005                              25,806                 24,815                 26,485
   8/31/2005                              25,755                 24,445                 26,300
   9/30/2005                              25,857                 24,576                 26,648
  10/31/2005                              25,205                 23,813                 25,848
  11/30/2005                              26,753                 24,963                 26,995
  12/31/2005                              27,673                 25,020                 27,274
   1/31/2006                              28,198                 26,790                 28,675
   2/28/2006                              27,533                 26,768                 28,641
   3/31/2006                              28,236                 27,808                 29,350
   4/30/2006                              29,029                 27,906                 29,556


 LOGO

THE ABOVE CHART REFLECTS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT, INCLUDING REINVESTED DIVIDENDS AND DISTRIBUTIONS, IN FOUNTAINHEAD SPECIAL VALUE FUND (THE "FUND"), COMPARED WITH BROAD-BASED SECURITIES MARKET INDICES, SINCE THE FUND'S INCEPTION. IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE RUSSELL MIDCAP INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE RUSSELL 2500 INDEX. IT IS BELIEVED THE RUSSELL 2500 INDEX IS MORE APPROPRIATE AS A PRIMARY BENCHMARK BECAUSE THIS INDEX IS A BETTER REFLECTION OF THE FUND'S HOLDINGS AS IT CAPTURES THE PERFORMANCE OF SMALL- AND MID-CAP STOCKS. THE RUSSELL 2500 INDEX MEASURES THE PERFORMANCE OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENTS APPROXIMATELY 16% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000(R) INDEX, WHICH REPRESENT APPROXIMATELY 25% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX. THE TOTAL RETURN OF THE FUND INCLUDES OPERATING EXPENSES THAT REDUCE RETURNS, WHILE THE TOTAL RETURN OF THE INDICES DO NOT INCLUDE EXPENSES. THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 868-9535. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRIOR TO SEPTEMBER 17, 2001, THE FUND WAS A SERIES OF AMERIPRIME FUNDS (ANOTHER MUTUAL FUND). THE AMERIPRIME SERIES MAINTAINED SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT POLICIES TO THAT OF THE FUND. AMERIPRIME SERIES WAS MANAGED BY THE ADVISER. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE
SEPTEMBER 17, 2001, IS THAT OF THE AMERIPRIME SERIES AND REFLECTS THE EXPENSES OF THE AMERIPRIME SERIES. THE ESTIMATED NET EXPENSES OF THE AMERIPRIME SERIES WERE EQUAL TO OR LESS THAN THE NET EXPENSES OF THE FUND.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

                                 SECURITY
           SHARES               DESCRIPTION                 VALUE
          -------- ------------------------------------- ------------
          COMMON STOCK - 99.0%
          BUSINESS SERVICES - 2.6%
            38,000 Dendrite International, Inc. +        $    472,340
                                                         ------------
          DOMESTIC DEPOSITORY INSTITUTIONS - 7.0%
            12,000 Commerce Bancorp, Inc.                     484,080
            16,200 IndyMac Bancorp, Inc.                      782,784
                                                         ------------
                                                            1,266,864
                                                         ------------
          DRUGS/PHARMACEUTICAL PREPARATIONS - 19.2%
            13,000 Endo Pharmaceuticals Holdings, Inc. +      408,850
            20,000 Forest Laboratories, Inc.                  807,600
            19,400 Medicis Pharmaceutical Corp., Class A      637,872
            63,000 Par Pharmaceutical Cos., Inc. +          1,622,250
                                                         ------------
                                                            3,476,572
                                                         ------------
          ENERGY - 6.1%
            45,000 Petrohawk Energy Corp. +                   566,100
            11,000 Pogo Producing Co.                         546,590
                                                         ------------
                                                            1,112,690
                                                         ------------
          INFORMATION TECHNOLOGY - 6.0%
            38,100 Omnicell, Inc. +                           507,492
            25,000 VeriSign, Inc. +                           588,000
                                                         ------------
                                                            1,095,492
                                                         ------------
          INSURANCE CARRIERS - 6.3%
            46,300 CastlePoint Holdings, Ltd. +(+/-)          463,000
             8,000 Fidelity National Financial, Inc.          335,840
            13,000 Tower Group, Inc.                          333,840
                                                         ------------
                                                            1,132,680
                                                         ------------
          MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
           PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 27.8%
            16,000 Biomet, Inc.                               594,880
            39,000 Boston Scientific Corp. +                  906,360
             9,300 Cooper Cos., Inc.                          509,826
             8,000 Edwards Lifesciences Corp. +               355,520
            24,600 Kinetic Concepts, Inc. +                 1,074,036
            22,200 Syneron Medical, Ltd. +                    574,314
            44,000 Wright Medical Group, Inc. +             1,032,680
                                                         ------------
                                                            5,047,616
                                                         ------------
          NONDEPOSITORY CREDIT INSTITUTIONS - 16.1%
            14,000 Ameriprise Financial, Inc.                 686,560
             3,000 Capital One Financial Corp.                259,920
            25,000 Countrywide Financial Corp.              1,016,500
            20,000 First Marblehead Corp.                     962,000
                                                         ------------
                                                            2,924,980
                                                         ------------

                                     SECURITY
                  SHARES            DESCRIPTION             VALUE
                  --------     -----------------------   ------------
                 PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.7%
                   29,000     News Corp., Class A        $    497,640
                                                         ------------
                 OIL & GAS EXTRACTION - 2.4%
                   53,000     Whittier Energy Corp. +         438,840
                                                         ------------
                 TRAVEL & LEISURE - 2.8%
                   21,000     Priceline.com, Inc. +           513,240
                                                         ------------
                 TOTAL COMMON STOCK
                  (Cost $15,167,386)                       17,978,954
                                                         ------------
                 TOTAL INVESTMENTS IN SECURITIES - 99.0%
                  (Cost $15,167,386)*                    $ 17,978,954
                 Other Assets & Liabilities, Net - 1.0%       182,699
                                                         ------------
                 NET ASSETS - 100.0%                     $ 18,161,653
                                                         ============

--------------------------------------------------------------------------------
+Non-income producing security.
(+/-)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the end of the period, the value of these securities amounted to $463,000 or 2.55% of net assets.

                                                      ACQUISITION
                              ACQUISITION ACQUISITION    VALUE
                 SECURITY        DATE        COST      PER UNIT
                 --------     ----------- ----------- -----------
              CastlePoint
               Holdings, Ltd.  03/27/06    $463,000     $10.00

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $3,550,953
                   Gross Unrealized Depreciation   (739,385)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $2,811,568
                                                 ==========

             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS

             Business Services                                 2.6%
             Domestic Depository Institutions                  7.0%
             Drugs/Pharmaceutical Preparations                19.4%
             Energy                                            6.2%
             Information Technology                            6.1%
             Insurance Carriers                                6.3%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods           28.1%
             Nondepository Credit Institutions                16.3%
             Printing, Publishing & Allied Industries          2.8%
             Oil & Gas Extraction                              2.4%
             Travel & Leisure                                  2.8%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2006
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $15,167,386)                                                    $17,978,954

   Cash                                                                                                  211,461
   Deposits with custodian for margin                                                                      5,078
   Receivables:
    Fund shares sold                                                                                          50
    Interest and dividends                                                                                   827
   Prepaid expenses                                                                                        7,033
                                                                                                     -----------

Total Assets                                                                                         $18,203,403
                                                                                                     -----------

LIABILITIES
   Accrued liabilities:
    Investment advisory fees                                                                               3,590
    Trustees' fees and expenses                                                                              158
    Compliance services fees                                                                               4,866
    Other expenses                                                                                        33,136
                                                                                                     -----------

Total Liabilities                                                                                         41,750
                                                                                                     -----------

NET ASSETS                                                                                           $18,161,653
                                                                                                     ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                                   $15,872,184
   Undistributed (distributions in excess of) net investment income                                      (58,649)
   Accumulated net realized gain (loss)                                                                 (463,450)
   Unrealized appreciation (depreciation) on investments                                               2,811,568
                                                                                                     -----------

NET ASSETS                                                                                           $18,161,653
                                                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $18,161,653 and 800,026 shares outstanding (unlimited shares authorized)   $     22.70
                                                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $    4,981
   Dividend income                                                           49,206
                                                                         ----------
Total Investment Income                                                      54,187
                                                                         ----------

EXPENSES
   Investment adviser fees                                                   80,947
   Administrator fees                                                        20,234
   Transfer agency fees                                                      17,211
   Custodian fees                                                             4,207
   Accountant fees                                                           20,012
   Registration fees                                                          8,657
   Audit fees                                                                12,792
   Legal fees                                                                 9,996
   Trustees' fees and expenses                                                  634
   Compliance services fees                                                  14,232
   Miscellaneous expenses                                                    11,153
                                                                         ----------

Total Expenses                                                              200,075
   Fees waived                                                              (65,164)
                                                                         ----------
Net Expenses                                                                134,911
                                                                         ----------

NET INVESTMENT INCOME (LOSS)                                                (80,724)
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on investments                                1,849,096
   Net change in unrealized appreciation (depreciation) on investments      731,002
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                   2,580,098
                                                                         ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $2,499,374
                                                                         ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED    YEAR ENDED
                                                                           APRIL 30, 2006  OCTOBER 31, 2005
                                                                          ---------------- ----------------
OPERATIONS
   Net investment income (loss)                                             $   (80,724)     $    22,075
   Net realized gain (loss) on investments                                    1,849,096        2,200,186
   Net change in unrealized appreciation (depreciation)                         731,002         (312,645)
                                                                            -----------      -----------
Increase (Decrease) in Net Assets from Operations                             2,499,374        1,909,616
                                                                            -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                             1,554,555        1,457,106
   Redemption of shares                                                      (2,538,046)      (2,846,596)
   Redemption fees                                                                  413            4,394
                                                                            -----------      -----------
Increase (Decrease) from Capital Share Transactions                            (983,078)      (1,385,096)
                                                                            -----------      -----------

Increase (Decrease) in Net Assets                                             1,516,296          524,520

NET ASSETS
   Beginning of period                                                       16,645,357       16,120,837
                                                                            -----------      -----------
   End of period (a)                                                        $18,161,653      $16,645,357
                                                                            ===========      ===========

SHARE TRANSACTIONS
   Sale of shares                                                                71,707           75,785
   Redemption of shares                                                        (116,309)        (151,409)
                                                                            -----------      -----------
Increase (Decrease) in Shares                                                   (44,602)         (75,624)
                                                                            ===========      ===========

(a) Accumulated undistributed (distributions in excess of) net investment
  income                                                                    $   (58,649)     $    22,075
                                                                            ===========      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                       YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006     2005      2004       2003       2002      2001
                                                ---------------- -------    -------   -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 19.71      $ 17.52    $ 15.17   $ 10.53    $ 16.63    $ 27.21
                                                    -------      -------    -------   -------    -------    -------

INVESTMENT OPERATIONS
   Net investment income (loss)                       (0.10)(a)    0.03 (a)   (0.13)    (0.01)     (0.17)     (0.25)
   Net realized and unrealized gain (loss) on
    investments                                        3.09         2.15       2.47      4.65      (5.93)     (6.21)
                                                    -------      -------    -------   -------    -------    -------

Total from Investment Operations                       2.99         2.18       2.34      4.64      (6.10)     (6.46)
                                                    -------      -------    -------   -------    -------    -------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM
   Net realized gain on investments                      -           -          -         -          -        (4.13)
                                                    -------      -------    -------   -------    -------    -------

REDEMPTION FEE (A)                                     -   (b)      0.01       0.01      -   (b)    -   (b)    0.01
                                                    -------      -------    -------   -------    -------    -------

NET ASSET VALUE, END OF PERIOD                      $ 22.70      $ 19.71    $ 17.52   $ 15.17    $ 10.53    $ 16.63
                                                    =======      =======    =======   =======    =======    =======

TOTAL RETURN (C)                                      15.17%       12.50%     15.49%    44.06%    (36.68)%   (25.38)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)         $18,162      $16,645    $16,121   $15,178    $ 9,635    $20,526

Ratios to Average Net Assets: (d)
   Net expenses                                        1.50%        1.50%      1.50%     1.50%      1.50%      1.50%
   Gross expenses (e)                                  2.22%        2.19%      1.91%     2.45%      2.20%      1.94%
   Net investment income (loss)                       (0.90)%       0.13%     (0.56)%   (0.20)%    (0.99)%    (1.26)%

PORTFOLIO TURNOVER RATE                                  54%          95%       133%      116%       219%       113%

-----------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Amount rounds to less than $0.01 per share.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund is the legal and accounting successor to the AmeriPrime Series which commenced operations on December 31, 1996. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase. Small and medium size companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND
LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. Dividend expenses on short sales are treated as an expense on the statement of operations. There were no securities sold short as of April 30, 2006.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities, and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - The Fund charges a redemption fee of 1.00% of the net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund collected $413 in redemption fees during the year ended April 30, 2006.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the average daily net assets of the Fund.

At the December 16, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser. The Board reviewed the Adviser's financial statements and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's allocation of resources devoted to the Fund. The Board also considered that the Adviser continues to waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide high quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered the Fund's performance over a 5-year period. The Board noted that the Fund's short-term performance was lagging relative to its benchmark. Specifically, it was observed that the Fund underperformed the benchmark index for the 3-month and 1-year periods, but approached the index for the 6-month period. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee, after waivers, was below the mean and median advisory fee for its Lipper Inc. peer group. The Board also considered the Fund's total expense ratio, noting the Adviser's intent to continue to waive a portion of its fee through February 28, 2006 in order to maintain the Fund's total annual operating expenses at 1.50% of the Fund's average daily net assets. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

concluded that it would not be necessary to consider the implementation of fee breakpoints at this time. The Board considered that the Adviser may benefit from soft dollar arrangements whereby it receives brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup, or its affiliated companies. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. The Distributor receives no compensation from the Fund for its distribution services. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Anti-Money Laundering Officer, Chief Compliance Officer, Principal Executive Officer, and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers, or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.50% of the Fund's average daily net assets through February 28, 2007. Citigroup has voluntarily agreed to waive a portion of its fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended April 30, 2006, fees waived and expenses reimbursed were as follows:

INVESTMENT ADVISER ADMINISTRATOR COMPLIANCE SERVICES TRANSFER AGENT TOTAL FEES WAIVED
------------------ ------------- ------------------- -------------- -----------------
     $62,731           $882            $1,178             $373           $65,164

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through May 31, 2006.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, were $9,645,162 and $10,379,644, respectively, for the year ended April 30, 2006.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------


NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

There were no distributions paid during the fiscal years ended October 31, 2005 and 2004.

As of October 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

               UNDISTRIBUTED  CAPITAL AND   UNREALIZED
              ORDINARY INCOME OTHER LOSSES APPRECIATION   TOTAL
              --------------- ------------ ------------ ---------
                  $22,075     $(2,312,546)  $2,080,566  $(209,905)

As of October 31, 2005, the Fund has a capital loss carryover of $2,312,546, expiring in October 2010 that is available to offset future capital gains.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005, through April 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006
--------------------------------------------------------------------------------

assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                               BEGINNING         ENDING      EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE  PAID DURING
                            NOVEMBER 1, 2005 APRIL 30, 2006   PERIOD*
                            ---------------- -------------- -----------
        Actual Return          $1,000.00       $1,151,71       $8.00
        Hypothetical Return    $1,000.00       $1,017.36       $7.50

-----------------------------------------
*Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

NOTE 10. OTHER INFORMATION

On April 30, 2006, two shareholders held approximately 26% of the outstanding shares of the Fund. One of these shareholders is an omnibus account, which is held on behalf of several individual shareholders.

                  [LOGO] KING King Investment Advisors, Inc.
                              c/o Citigroup Fund Services, LLC
                              P.O. Box 446
                              Portland, Maine 04112
                              (800) 868-9535
                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                                   1st floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     6/19/06
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     6/19/06
         -----------------------------------


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     6/19/06
         -----------------------------------